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                                                                    EXHIBIT 25.2


                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ---------------------------



                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)



48 Wall Street, New York, N.Y.                               10286
(Address of principal executive offices)                     (Zip code)

                                             ---------------------------



                        Graham Packaging Holdings Company
               (Exact name of obligor as specified in its charter)

Pennsylvania                                                 23-2553000
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                              GPC Capital Corp. II
               (Exact name of obligor as specified in its charter)


Delaware                                                     23-2952404
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

1110 East Princess Street
York, Pennsylvania                                           17403
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                     10-3/4% Senior Discount Notes Due 2009
                       (Title of the indenture securities)

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1.       General information.  Furnish the following information as to the
         Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

-------------------------------------------------------------------------------
           Name                                           Address
-------------------------------------------------------------------------------
Superintendent of Banks of the State of              2 Rector Street
New York                                             New York, N.Y.  10006, and
                                                     Albany, N.Y. 12203

Federal Reserve Bank of New York                     33 Liberty Plaza
                                                     New York, N.Y.  10045

Federal Deposit Insurance Corporation                Washington, D.C.  20429

New York Clearing House Association                  New York, New York  10005


         (b) Whether it is authorized to exercise corporate trust powers.

         Yes.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and
         17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)


         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 13th day of May, 1998.

                                                   THE BANK OF NEW YORK


                                                   By: /s/ WALTER N. GITLIN
                                                      ------------------------
                                                       Name:  Walter N. Gitlin
                                                       Title: Vice President


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                                                                       EXHIBIT 7
                                                                       ---------

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                      of 48 Wall Street, New York, NY 10286
                     And Foreign and Domestic Subsidiaries,
     a member of the Federal Reserve System, at the close of business December 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

------------------------------------------------------------------------------------------------------------
                                                                                              Dollar Amounts
                                                                                               in Thousands
------------------------------------------------------------------------------------------------------------
ASSETS
Cash and balances due from depository institutions:
 Noninterest-bearing balances and currency and coin.........................................  $ 5,742,986
 Interest-bearing balances..................................................................    1,342,769
Securities:
 Held-to-maturity securities................................................................    1,099,736
 Available-for-sale securities..............................................................    3,882,686
Federal funds sold and Securities purchased under agreements to resell......................    2,568,530
Loans and lease financing receivables:
 Loans and leases net of unearned income..........................................35,019,608
 LESS: Allowance for loan and lease losses...........................................627,350
 LESS: Allocated transfer risk reserve.....................................................0
 Loans and leases, net of unearned income, allowance, and reserve...........................   34,292,258
Assets held in trading accounts.............................................................    2,521,451
Premises and fixed assets (including capitalized leases)....................................      659,209
Other real estate owned.....................................................................       11,992
Investments in unconsolidated subsidiaries and associated companies.........................      226,263
Customers liability to this bank on acceptances outstanding.................................    1,187,449
Intangible assets...........................................................................      781,684
Other assets................................................................................    1,736,574
Total assets................................................................................  $56,153,587

LIABILITIES
Deposits:
 in domestic offices........................................................................  $27,031,262
 Noninterest-bearing..............................................................11,899,507
 Interest-bearing.................................................................15,131,855
 In foreign offices. Edge and Agreement subsidiaries, and IBFs..............................   13,794,449
 Noninterest-bearing.................................................................590,999
 Interest-bearing.................................................................13,203,450
Federal funds purchased and Securities sold under agreements to repurchase..................    2,338,881
Demand notes issued to the U.S. Treasury....................................................      173,851
Trading liabilities.........................................................................    1,695,216

Other borrowed money:
 With remaining maturity of one year or less................................................    1,905,330
 With remaining maturity of more than one year through three years..........................            0
 With remaining maturity of more than three years...........................................       25,664
Bank's liability on acceptances executed and outstanding....................................    1,195,923
Subordinated notes and debentures...........................................................    1,012,940
Other liabilities...........................................................................    2,018,960

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
------------------------------------------------------------------------------------------------------------
                                                                                              Dollar Amounts
                                                                                               in Thousands
------------------------------------------------------------------------------------------------------------
Total liabilities...........................................................................   51,192,576

EQUITY CAPITAL
Common stock................................................................................    1,135,284
Surplus.....................................................................................      731,319
Undivided profits and capital reserves......................................................    3,093,726
Net unrealized holding gains (losses) on available-for-sale securities......................       36,866
Cumulative foreign currency translation adjustments.........................................      (36,184)
                                                                                               ----------
Total equity capital........................................................................    4,961,011
Total liabilities and equity capital........................................................  $56,153,587
                                                                                              ===========


         I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Robert E. Keilman


         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                  Thomas A. Renyi \
                  Alan R. Griffin  } Director
                  J. Carter Bacot /